SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K



                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported):  September 16, 1997



                     LASALLE PARTNERS INCORPORATED
        ------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)



                               Maryland
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)



             1-13145                          36-4150422
     ------------------------    ------------------------------------
     (Commission File Number)    (I.R.S. Employer Identification No.)



200 East Randolph Drive, Chicago, Illinois          60601
-------------------------------------------   ----------
 (Address of Principal Executive Offices)     (Zip Code)



                            (312) 782-5800
         ----------------------------------------------------
         (Registrant's Telephone Number, Including Area Code)



                            Not Applicable
     -------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On September 16, 1997, the Board of Directors of LaSalle Partners Incorporated (the "Company") elected Mr. John R. Walter a Class II Director of the Company. The size of the Board of Directors was increased to twelve Directors. A Company press release regarding Mr. Walter's election is filed as an exhibit hereto and incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     A list of exhibits is set forth in the Exhibit Index which immediately precedes the exhibits and which is incorporated by reference herein.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                  LASALLE PARTNERS INCORPORATED


                                  By:  /S/ WILLIAM E. SULLIVAN
                                       William E. Sullivan
                                       Executive Vice President and
                                       Chief Financial Officer


Date:  September 18, 1997

                             EXHIBIT INDEX



Exhibit
Number           Description
_______          ___________


Exhibit 99.1 Press Release, dated September 17, 1997, regarding the election of Mr. John R. Walter as a Class II Director of the Registrant.